UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2011

OPNET Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30931	52-1483235
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

7255 Woodmont Avenue, Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 497-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of OPNET Technologies, Inc. (the “Company”) was held on September 12, 2011. Proxies were solicited pursuant to the Company’s proxy statement filed on July 28, 2011 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock, $0.001 par value (“Common Stock”), entitled to vote at the Annual Meeting was 22,392,580. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect two Class II directors to hold office until the 2014 Annual Meeting of Stockholders, (ii) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement, (iii) to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers, and (iv) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012. The voting results reported below are final.

Proposal 1 – Election of two Class II directors to hold office until the 2014 Annual Meeting of Stockholders

Alain J. Cohen and Steven G. Finn were elected as Class II directors to hold office until the 2014 Annual Meeting of Stockholders. The results of the election follow:

Nominee	For	Withheld	Broker Non-Votes
Alain J. Cohen	17,573,245	1,342,170	1,764,040
Steven G. Finn	18,534,419	380,996	1,764,040

Proposal 2 – Approve, on an advisory basis, the compensation of the Company’s named executive officers

The compensation of the Company’s named executive officers was approved, on an advisory basis. The results of the election follow:

For	Against	Abstain	Broker Non-Votes
18,484,896	428,053	2,466	1,764,040

Proposal 3 – Indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers

The results of the election follow:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
10,421,693	102,435	8,382,926	8,361	1,764,040

Proposal 4 – Ratify the appointment of Independent Registered Public Accounting Firm

The Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 was ratified. The results of the ratification follow:

For	Against	Abstain	Broker Non-Votes
20,436,770	236,559	6,126	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPNET TECHNOLOGIES, INC.

Date: September 16, 2011	By:	/s/ Marc A. Cohen
Marc A. Cohen Chairman of the Board and Chief Executive Officer